Accounting Polices	12 Months Ended
Dec. 31, 2020
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Accounting Polices
Accounting policies

General information
This document constitutes the Annual Report and Financial Statements in accordance with UK Listing Rules requirements and the Annual Report on Form
20-F
in accordance with the US Securities Exchange Act of 1934.
The Consolidated Financial Statements of InterContinental Hotels Group PLC (‘the Group’ or ‘IHG’) for the year ended 31 December 2020 were authorised for issue in accordance with a resolution of the Directors on 22 February 2021. InterContinental Hotels Group PLC (the ‘Company’) is incorporated and registered in England and Wales.
Basis of preparation
The Consolidated Financial Statements of IHG have been prepared on a going concern basis (see below) and under the historical cost convention, except for assets and liabilities measured at fair value under relevant accounting standards. The Consolidated Financial Statements have been prepared in accordance with International Financial Reporting Standards (‘IFRSs’) as issued by the IASB and with IFRSs adopted pursuant to Regulation (EC) No 1606/2002 as it applies in the European Union and with international accounting standards as applied in accordance with the provisions of the Companies Act 2006. IFRSs adopted pursuant to Regulation (EC) No 1606/2002 as it applies in the European Union differ in certain respects from IFRSs as issued by the IASB. However, the differences have no impact on the Consolidated Financial Statements for the years presented.
Going concern
The impact of the
Covid-19
pandemic on the hospitality industry has been severe. Through 2020, many of the Group’s hotels were temporarily closed, while others experienced historically low levels of occupancy and room rates.
The Group’s
fee-based
model and wide geographic spread mean that it is well placed to manage through these uncertain times. The Group has taken various actions to manage cash outflows, including a reduction in staff costs, professional fees, capital expenditure and the suspension of the ordinary dividend. Overall fee business costs have been reduced by $150m, and capital expenditure by over
$100m
on prior year levels. The Group has also taken actions to reduce costs for owners and support them in managing their cash flows. Combined, these actions resulted in the Group mitigating the significant reduction in fee revenue and System Fund assessment fees to generate a free cash flow in the year of $29ma.
The Group has taken steps to strengthen its liquidity, including agreeing amendments of existing covenants on its syndicated and bilateral revolving credit facilities (‘the bank facilities’) until December 2022 and issuing £600m commercial paper under the UK’s Covid Corporate Financing Facility (‘CCFF’) which is repayable in March 2021. The covenant amendment agreements introduce a minimum liquidity covenant of
$400m
tested at half year and full year up to and including 31 December 2022. Minimum liquidity includes undrawn amounts from the bank facilities. The leverage ratio and interest cover covenants have been waived at June 2021 and December 2021. The covenants at June 2022 have been amended to require less than 7.5x
for the leverage ratio and greater
than 1.5x
for interest cover (see note 24). The maturities of the bank facilities have also been extended to September 2023.
In October 2020 the Group issued two new bonds, a four-year €500m 1.625% bond and an eight-year £400m 3.375% bond. At the same time, a tender offer was completed on the £400m 3.875% November 2022 bond and £227m was repaid early from the new bond proceeds. These actions have increased the Group’s liquidity, extended its debt maturity profile and reduced the Group’s overall average cost of bond financing.

a
Definitions for Non-GAAP measures can be found on pages 47 to 51. Reconciliations of these measures to the most directly comparable line items within the Group Financial Statements can be found on pages 212 to 216.

As at 31 December 2020 the Group had total liquidity of $2,925m, comprising $1,350m of undrawn bank facilities and $1,575m of cash and cash equivalents (net of overdrafts and restricted cash).

A period of 18 months has been used, from 1 January 2021 to
30 June 2022, to complete the going concern assessment. There remains unusually limited visibility on the pace and scale of market recovery and therefore there are a wide range of possible planning scenarios over the going concern period. In adopting the going concern basis for preparing these financial statements the Directors have considered a scenario (the ‘Base Case’) which is based on a gradual improvement in demand during 2021 as vaccines become more widely available, and a steady but gradual improvement to the end of 2023 by when RevPAR is expected to reach 90% of 2019 levels. Also, it has been assumed that the CCFF is repaid at maturity in March 2021. There are no other debt maturities in the period under consideration. The assumptions applied in the going concern assessment are consistent with those used for Group planning purposes and for impairment testing (see further detail on page 135). Under this scenario, the Group is forecast to generate positive cash flows over the
18-month
period of assessment and the bank facilities remain undrawn. The principal risks and uncertainties which could be applicable have been considered and are able to be absorbed within the
$400m liquidity covenant and amended covenant requirements.
The Directors have also reviewed a ‘Downside Case’ scenario which assumes a slower impact from vaccine rollout and is based on the performance of the second half of 2020 continuing throughout 2021, with the recovery to 2019 levels starting in 2022. Under this scenario, the Group is also forecast to generate a positive cash flow over the
18-month
period and the bank facilities remain undrawn. The Downside Case was used to set the amended covenants and there is limited headroom to the covenants at 30 June 2022 to absorb additional risks. However, based on experience in 2020, the Directors reviewed a number of actions, such as reductions in bonuses and other discretionary spend, creating substantial additional headroom. After these actions are taken, the principal risks and uncertainties which could be applicable can be absorbed within the amended covenant requirements.
In the Downside Case, the Group has substantial levels of existing cash reserves available (approximately
$800m
at 30 June 2022) and is not expected to draw on the bank facilities. These cash reserves would increase after the additional actions are taken as described above. The Directors reviewed a reverse stress test scenario to determine how much additional RevPAR downside could be absorbed before utilisation of the bank facilities would be required. The Directors concluded that the outcome of this reverse stress test showed that it was very unlikely the bank facilities would need to be drawn.
The leverage and interest cover covenant tests at 30 June 2022, the last day of the assessment period, have been considered as part of the Base Case and Downside Case scenarios. However, as the bank facilities are unlikely to be drawn even in a scenario significantly worse than the downside scenario, the Group does not need to rely on the additional liquidity provided by the bank facilities to remain a going concern. This means that in the event the covenant test was failed, the bank facilities could be cancelled by the lenders but it would not trigger a repayment demand or create a cross-default risk. In the event that a further covenant amendment was required, the Directors believe it is reasonable to expect that such an amendment could be obtained based on prior experience in negotiating the 2020 amendments. The Group also has alternative options to manage this risk including raising additional funding in the capital markets.
Having reviewed these scenarios, the Directors have a reasonable expectation that the Group has sufficient resources to continue operating until at least 30 June 2022 and there are no material uncertainties that may cast doubt on the Group’s going concern status. Accordingly, they continue to adopt the going concern basis in preparing the Financial Statements.

Change in accounting policy
The Group operates a deferred compensation plan in the US which allows certain employees to make additional provision for retirement, through the deferral of salary with matching company contributions within a dedicated trust. The Group has reassessed the accounting judgement for this plan which was previously not consolidated based on a control analysis as disclosed in the Group’s prior year financial statements. The Group has revisited the judgement regarding the extent of its control over the plan by placing more weighting on some of the Group’s legal rights and, giving consideration to both IFRS 10 ‘Consolidated Financial Statements’ and IAS 19 ‘Employee Benefits’, the Group has changed its accounting policy and has recognised the related assets and liabilities on the balance sheet (see note 25). The Group’s obligation to employees under the plan is limited to the fair value of assets held by the plan and so the assets and liabilities are valued at the same amount, with no net impact on profit or loss. The effect on the Consolidated Financial Statements is the recognition and presentation of deferred compensation plan investments of
$236m (2019: $218m, 2018: $193m)
and matching deferred compensation plan liabilities. There is no net impact on the comparative income statements, nor would there have been any net impact on the Group income statement in earlier periods.
Presentational changes
The presentation of the Group income statement has been amended to include impairment loss on financial assets as a separate line item reflecting the increased size of such losses and therefore providing more reliable and relevant information for the users of the financial statements. Comparatives have been represented on a consistent basis.
Presentational currency
The Consolidated Financial Statements are presented in millions of US dollars reflecting the profile of the Group’s revenue and operating (loss)/profit which are primarily generated in US dollars or US dollar-linked currencies.
In the Consolidated Financial Statements, equity share capital, the capital redemption reserve and shares held by employee share trusts are translated into US dollars at the rates of exchange on the last day of the period; the resultant exchange differences are recorded in other reserves.
The functional currency of the Parent Company is sterling since this is a non-trading
holding company located in the United Kingdom that has sterling denominated share capital and whose primary activity is the payment and receipt of sterling dividends and of interest on sterling denominated external borrowings and intercompany balances.

Critical accounting policies and the use of judgements, estimates and assumptions
In determining and applying the Group’s accounting policies, management are required to make judgements, estimates and assumptions. An accounting policy is considered to be critical if its selection or application could materially affect the reported amounts of assets and liabilities at the date of the Consolidated Financial Statements, or the reported amounts of revenues and expenses during the reporting period, or could do so within the next financial year.
Judgements
System Fund
The Group operates a System Fund (the ‘Fund’) to collect and administer cash assessments from hotel owners for the specific purpose of use in marketing, the Guest Reservation System and hotel loyalty programme. Assessments are generally levied as a percentage of hotel revenues.
The Fund is not managed to generate a profit or loss for IHG over the longer term, but is managed for the benefit of the IHG System with the objective of driving revenues for the hotels in the System.
In relation to marketing and reservation services, the Group’s performance obligation under IFRS 15 ‘Revenue from Contracts with Customers’ is determined to be the continuous performance of the services rather than the spending of the assessments received. Accordingly, assessment fees are recognised as hotel revenues occur, Fund expenses are charged to the Group income statement as incurred and no constructive obligation is deemed to exist under IAS 37 ‘Provisions, Contingent Liabilities and Contingent Assets’. Accordingly, no liability is recognised relating to the balance of unspent funds.
No other critical judgements have been made in applying the Group’s accounting policies.
Estimates
Management consider that critical estimates and assumptions are used in the areas described below. Estimates and assumptions are evaluated by management using historical experience and other factors believed to be reasonable based on current circumstances.
Loyalty
programme
The hotel loyalty programme, IHG Rewards, enables members to earn points, funded through hotel assessments, during each qualifying stay at an IHG branded hotel and consume points at a later date for free accommodation or other benefits. The Group recognises deferred revenue in an amount that reflects IHG’s unsatisfied performance obligations, valued at the stand-alone selling price of the future benefit to the member. The amount of revenue recognised and deferred is impacted by ‘breakage’. On an annual basis the Group engages an external actuary who uses statistical formulae to assist in the estimate of the number of points that will never be consumed (‘breakage’).
Significant estimation uncertainty exists in projecting members’ future consumption activity and how this may be impacted by
Covid-19.
The Group has extended its policies for points expiration and elite status in response to
Covid-19
which, together with the impact of a gradual market recovery, will extend the period over which members consume points. These actions are expected to limit further increases in breakage in the short term and member behaviour patterns are estimated to return to pre-crisis
levels over

the longer term. However, if the outcome of these actions is different to expectations or member behaviour changes significantly during the recovery period, future breakage estimates could increase or decrease. At 31 December 2020, deferred revenue relating to the loyalty programme was $1,245m (2019: $1,233m, 2018: $1,181m).
Based on the conditions existing at the balance sheet date, a one percentage point decrease/increase in the breakage estimate relating to earned points would increase/reduce this liability by $50m.

Actuarial gains and losses would correspondingly adjust the amount of System Fund revenues recognised and deferred revenue in the Group statement of financial position.
Impairment of
non-current
assets
During 2020,
Covid-19
has resulted in social distancing measures and travel restrictions coming into effect around the world. Occupancy levels have dropped to historic lows and fallen short of the Group’s expectations of reasonably possible outcomes for the 2020 financial year which had been used to assess impairment as at 31 December 2019. Disruption to travel continues, with limited forward visibility on the pace and scale of market recovery.
The impact of this trading downturn on the Group was considered a trigger for impairment testing of all non-current
assets whose value is able to be assessed independently. Assets that do not generate independent cash flows were tested for impairment within the cash-generating unit (‘CGU’), or group of CGUs, to which they belong. Discounted cash flow techniques were used in most cases to calculate the recoverable amount, and in certain cases external valuers were engaged to assess fair value less costs of disposal. The key assumption in all the internal cash flow projections is RevPAR growth over the expected recovery period. To estimate this, management used economic and travel demand forecasts from Oxford Economics and Tourism Economics, respectively. These were overlaid with the Group’s expectation of how the pace of a vaccine rollout will result in an industry recovery, together with management’s experience of recovery periods following previous crises. Management assumed that vaccines will become widely available during 2021, which will begin to have a positive impact on travel in the second half of the year. Further adjustments were made to reflect the Group’s performance relative to the industry, taking into account the Group’s weighting to more resilient midscale hotels, and higher exposure to domestic travel and non-groups
business. The RevPAR projections used are specific to individual countries or markets, and in the US are specific to each chainscale. In this scenario, Group RevPAR is forecast to recover to 90% of 2019 levels by the end of 2023, and to 100% by 2025. The five-year recovery period from 2021 assumes that corporate travel recovers slowly as businesses control costs in the wake of the pandemic and that international travel and groups business takes longer to recover due to ongoing social distancing measures. There remains a wide range of possible planning scenarios; the Base Case projections used are consistent with those used for Group planning purposes and for going concern and viability assessments.
Non-current
assets subject to a material impairment charge in the year, or where the asset was not impaired but is materially sensitive to impairment on a change in key assumptions, are discussed further below:

North America hotels
An impairment charge of $35m was recognised in the year on property, plant and equipment relating to three premium-branded hotels in North America. The recoverable amount was measured at value in use, using a discounted cash flow approach that measures the present value of projected income flows (over a
10-year
period) and the reversion of the property sale. The key assumptions are RevPAR growth (forecast as outlined above), discount rates and terminal capitalisation rates. Cash flows beyond the five-year period are extrapolated using a US long-term growth rate of 1.7% which does not exceed the long-term average US growth rate. Estimated future cash flows were discounted at pre-tax
rates of
11.0%-12.0%
and capitalisation rates of
7.5%-9.0%
were used to calculate the eventual sales values of the hotels.
The sensitivity to the key assumptions is as follows:

•	A slower recovery aligned with the Downside Case described on page 133 would have increased the impairment charge by $4m;

•	A RevPAR recovery over a four-year period (one year faster than the Base Case assumption) would have reduced the impairment charge by $9m; and

•	A one percentage point increase/decrease in both the discount rate and terminal capitalisation rate used would have resulted in a higher/lower impairment charge of $6m/$8m respectively.
UK portfolio
The trading conditions relating to the UK portfolio are described in note 6. An impairment charge of $50m was recognised during the year on property, plant and equipment in the UK leased hotels. The recoverable amount was measured at value in use, using a discounted cash flow approach. The key assumptions are 2021 revenues and profits, which are based on hotel budgets. For the purposes of impairment testing it is assumed that the landlord will exercise a termination right such that the current leases end in 2022 and that the hotels remain loss-making over this period. On this basis, the recoverable amount of the property, plant and equipment tested for impairment was assessed as $nil. Estimated future cash flows were discounted at a pre-tax
rate of 10.1%.
There is no downward sensitivity to the key assumptions as the value of non-current
assets in the UK portfolio is $nil, and no sensitivity to changes in the discount rate. Without a change to the existing lease agreement, there is no reasonably possible change in assumptions that would cause the recoverable amount to increase above $nil.
Contingent purchase consideration in relation to the UK portfolio comprises the above-market element of the expected lease payments to the landlord and includes variable rentals which are based on hotel performance. A fair value gain of
$21m
was recorded in the year arising from a reduction in variable rentals payable, which reduced the value of contingent consideration to $nil. As above, there is no significant sensitivity to changes in the key assumptions used. Information on the fair value calculation is included in note 25. Given the materiality of the items and the fact that the same underlying cash flows have been used to test for impairment and to measure the fair value of contingent purchase consideration, they have been classified as exceptional items (see note 6).
US corporate headquarters
As a response to workplace efficiency studies conducted in 2019, the reorganisation completed in 2020 (see note 6) and the anticipated impact of
Covid-19
on working habits, in 2020 management approved a decision to sublet, and commenced marketing of, approximately half of the space in the Group’s US corporate headquarters. The corporate workforce will be consolidated in the retained space and the area to be sublet is expected to be vacated in the first half of 2021. The sublease rentals are expected to be lower than the head lease rentals which, together with the impact of the expected time taken and costs incurred to sublet the space, result in the recoverable value of the assets being significantly below carrying value. This has resulted in an impairment charge of
$50m at 31 December 2020.
The recoverable amount was measured at fair value less costs of disposal, which is considered to be equivalent to value in use. The key assumptions are the time taken to successfully sublet the whole space (over 2021-2023) and sublease rentals per square foot. A pre-tax
discount rate of 8.5% was applied. Within the fair value hierarchy, this is categorised as a Level 3 fair value measurement.
The sensitivity to the key assumptions is as follows:

•	An additional vacancy period of 12 months would result in a higher impairment charge of $4m;

•	Subletting all floors by the end of 2021 would result in a lower impairment charge of $1m; and

•	A decrease/increase of 8% in sublease rentals per square foot would have resulted in a higher/lower impairment charge of $2m. $37m of this impairment charge was borne by the System Fund in line with existing principles for cost allocation relating to this facility. The remaining $13m is recognised in the Americas region ($6m) and Central ($7m).
Barclay associate
An impairment charge of $13m has been recognised in 2020. The recoverable amount of the investment has been measured at fair value less costs of disposal, based on the Group’s share of the market value of the hotel less debt in the associate. The hotel was appraised by a professional external valuer using an income capitalisation approach which is a discounted cash flow technique that measures the present value of projected income flows (over a
10-year
period) and the reversion of the property sale. Within the fair value hierarchy, this is categorised as a Level 3 fair value measurement. The external valuer assumed a return to 2019 RevPAR levels over a three to four-year period, based on industry data specific to the New York market and supply factors in the luxury market located close to the InterContinental New York Barclay. The pre-tax
discount and capitalisation rates used in the valuation were 7.5% and 6.0%, respectively.
The sensitivity to the key assumptions is as follows:

•	A slower RevPAR recovery over a four to five-year period would have increased the impairment charge by $12m;

•	A quicker RevPAR recovery over a two to three-year period would have reduced the impairment charge by $11m;

•	A one percentage point increase/decrease in the discount rate used would have resulted in a $7m higher/lower impairment charge; and

•	A one percentage point increase/decrease in the terminal capitalisation rate used would have resulted in a higher/lower impairment charge of $8m/$11m respectively.
The impairment charge is presented net of a $4m fair value gain on a put option over part of the Group’s investment in the associate given the interaction between the value of the option and the value of the associate investment. The investment value and option value are presented separately in the Group statement of financial position; the put option value of $4m is presented within derivative financial instruments. The put option has been valued as the excess of the amount receivable under the option (which is based on the Group’s capital invested to date) over fair value, as calculated for impairment testing and described above. The interaction between the associate value and the option results in 75% of any decrease in the fair value of the associate being offset by an equivalent increase in the value of the put option. Applying the sensitivities above, any increase in the value of the associate would reduce the put option value to $
nil
, resulting in a $4m fair value loss.
Six Senses management agreements
An impairment charge of $41m
was recognised during the year on the Six Senses management agreements acquired in 2019. The key assumption is RevPAR growth (forecast as detailed on page 135). Cash flows beyond the five-year period are extrapolated using a long-term growth rate of
2.0
% which does not exceed the long-term growth rate for the relevant markets. On this basis, the recoverable amount of the management agreement portfolio was estimated as $
3
m. Estimated future cash flows were discounted at
pre-tax
rates of
8.5
%-
14.7
%
depending on the country or region of the contract (see further detail in note 13). The impairment charge relates to the following regions: Americas $5m, EMEAA $33m, Greater China $3m.
There is no significant downside sensitivity as the contracts are valued at $3m. The upside sensitivity to the key assumption is as follows:

•	A RevPAR recovery over a four-year period (one year faster than the Base Case assumption) would have reduced the impairment charge by $2m.

InterContinental Boston
No impairment of property, plant and equipment and
right-of-use
assets was recognised in relation to the InterContinental Boston in the year. The recoverable amount was measured at value in use, using a discounted cash flow approach. The key assumptions are RevPAR growth (forecast as outlined on page 135) and discount rate. Cash flows beyond the five-year period are extrapolated using a US long-term growth rate of 1.7% which does not exceed the long-term average US growth rate. Estimated future cash flows were discounted at a pre-tax
rate of 7.7%.
The sensitivity to the key assumptions is as follows:

•	A slower recovery aligned with the Downside Case described on page 133 would have resulted in an impairment charge of $18m; and

•	A one percentage point increase in the discount rate used would have resulted in an impairment charge of $32m.
Trade deposits and contract assets relating to Service Properties Trust Impairment of trade deposits and loans (included within other financial assets on the Group statement of financial position)
,
and of contract assets
,
primarily relates to deposits of $66m made to Service Properties Trust (‘SVC’) in connection with a portfolio of management agreements. The deposits were non-interest-bearing
and repayable at the end of the management agreement terms and were therefore previously held at a discounted value, with the balance on initial recognition recorded as a contract asset. As a result of
Covid-19
the deposit was used in the first six months of 2020 to fund owner returns and was not expected to be recoverable. The deposit ($33m) and associated contract asset ($33m) were therefore impaired in full at 30 June 2020. The management agreements were subsequently terminated on 30 November, and as such there is no sensitivity to further impairment.
Other
non-current
assets
The impairment testing of the Kimpton management contract portfolio is no longer considered to be a significant estimate as the remaining carrying value is not significant and is not materially sensitive to changes in key assumptions.
Details of impairment testing on other
non-current
assets are contained at:

Asset type	Note
Goodwill and brands	13
Software	13
Management agreements	13
Property, plant and equipment	14
Right-of-use assets	15
Investments in associates	16
Trade deposits and loans	17
Contract costs	3
Contract assets	3

Expected credit losses
Occupancy levels have improved since the peak of the pandemic, but remain significantly lower than prior years. As such, cash inflows to hotel owners have been reduced. The Group has undertaken a number of actions to support the liquidity of hotel owners, including the waiver of certain fees, extended credit terms and, where appropriate, the use of payment plans. In comparison to the prior year, the Group has experienced an increase in ‘days sales outstanding’ and a reduction in cash collection. These factors, taken together with limited forward visibility on the pace and scale of market recovery, result in an increased level of uncertainty in calculating expected credit losses (see note 18).

The sensitivity of the amounts provided is as follows:

•	The provision equates to 20% of gross debt, with each one percentage point change resulting in a $4m change to the provision;

•	A 10% change in the expected collection rate for amounts provided relating to hotel owners subject to payment plans or identified as distressed would result in a $2m change in the provision; and

•	A 10% collection rate of amounts over 180 days would reduce the provision by $8m.